                                                                   EXHIBIT 23(c)




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KPMG Peat Marwick LLP
KPMG PEAT MARWICK LLP
October 6, 1995